UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 21, 2008
TIME WARNER CABLE INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33335	84-1496755

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
One Time Warner Center, North Tower, New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)
212-364-8200
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
On May 21, 2008, Time Warner Cable Inc., a Delaware corporation (“TWC”), issued a joint press release with Time Warner Inc., a Delaware corporation (“Time Warner”), announcing that TWC had approved a separation agreement (the “Separation Agreement”) with Time Warner, Time Warner Entertainment Company, L.P., TW NY Cable Holding Inc., Warner Communications Inc., Historic TW Inc. and American Television and Communications Corporation. A copy of the press release is attached as Exhibit 99.1.
On May 21, 2008, beginning at 8:30 a.m. ET, Time Warner and TWC will host a conference call for investors to discuss the Separation Agreement and the transactions contemplated in the Separation Agreement (the “Transactions”). There will be a live audio webcast of the call available via TWC’s Web site at www.timewarnercable.com/investors. A copy of the presentation slides (the “Presentation”), as well as reconciliations of non-GAAP financial measures (the “Reconciliations”) used in the Presentation, are attached as Exhibit 99.2 and Exhibit 99.3, respectively. The information contained in the Presentation and the Reconciliations may also be used subsequently in other settings, including, but not limited to conversations or meetings with investors and media, and communications with employees, government authorities and other constituencies.
The information included in this Current Report on Form 8-K, including the press release, the Presentation and the Reconciliations attached as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, is provided to satisfy the public disclosure requirements of Regulation FD. This information is being “furnished” to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Caution Concerning Forward-Looking Statements
This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Such forward-looking statements include, but are not limited to, statements about the benefits of the Transactions involving Time Warner and TWC and their subsidiaries, including future financial and operating results, the plans, objectives, expectations and intentions of Time Warner and TWC, and other statements that are not historical facts. These statements are based on the current expectations and beliefs of the management of Time Warner and TWC, and are subject to uncertainty and changes in circumstances.
TWC cautions readers that any forward-looking information is not a guarantee of future performance and that actual results may vary materially from those expressed or implied by the statements herein, due to the conditions to the consummation of the Transactions, changes in economic, business, competitive, technological, strategic or other regulatory factors, as well as factors affecting the operation of TWC and the businesses of Time Warner. More detailed information about certain of these and other factors may be found in filings by TWC with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, in the sections entitled “Caution Concerning Forward-Looking Statements” and “Risk Factors.” In particular, the following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the failure to obtain governmental approvals; the failure to receive required tax rulings or tax opinions; and the risk that the anticipated benefits from the Transactions may not be fully realized or may take longer to realize than expected. TWC is under no obligation to, and expressly disclaims any obligation to, update or alter the forward-looking statements contained in this document, whether as a result of new information, future events, or otherwise.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description

99.1	Press release, dated May 21, 2008, issued by Time Warner Inc. and Time Warner Cable Inc.

99.2	Presentation slides.

99.3	Reconciliation of non-GAAP financial measures.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER CABLE INC.
	By:	/s/ Robert D. Marcus
		Name:	Robert D. Marcus
Date: May 21, 2008		Title:	Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release, dated May 21, 2008, issued by Time Warner Inc. and Time Warner Cable Inc.

99.2	Presentation slides.

99.3	Reconciliations of non-GAAP financial measures.